UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2017

CTI BIOPHARMA CORP.
(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
3101 Western Avenue, Suite 600
Seattle, Washington 98121
(Address of principal executive offices)
Registrant’s telephone number, including area code: (206) 282-7100
Not applicable
(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03    Material Modification to Rights of Security Holders.
Pursuant to the Shareholder Rights Agreement dated as of December 28, 2009, as amended, between CTI BioPharma Corp. (the “Company”) and Computershare Trust Company N.A., as rights agent, certain adjustments were made to the Company’s existing shareholder rights plan (the “Rights Plan”) in connection with the Company’s 1-for-10 reverse stock split announced on December 9, 2016 (the “Reverse Stock Split”).     These adjustments became effective after the effective date of the Reverse Stock Split. The Reverse Stock Split became effective on January 1, 2017 (the “Effective Date”).
Specifically, these adjustments (a) increased the exercise price of the preferred stock purchase rights (the “Rights”) under the Rights Plan from $8.00 to $80.00; (b) increased the number of shares of preferred stock issuable upon the exercise of a Right from one ten-thousandth (1/10,000th) to ten ten-thousandths (10/10,000th); and (c) increased the redemption price of each Right from $0.0001 to $0.001. Each share of the Company’s common stock outstanding after the Effective Date had issued to it one (1) Right.
The description of Rights is set forth under the caption entitled “Description of Registrant’s Securities to be Registered” in the Company’s Registration Statement on Form 8-A/A (File No. 000-28386) filed with the United States Securities and Exchange Commission on January 3, 2017, and which description is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on March 23, 2015).
4.1
Shareholder Rights Agreement, dated as of December 28, 2009, between Cell Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

4.2
First Amendment to Shareholder Rights Agreement, dated as of August 31, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 4, 2012).

4.3
Second Amendment to Shareholder Rights Agreement, dated as of December 6, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 7, 2012).

4.4
Third Amendment to Shareholder Rights Agreement, dated as of December 1, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 1, 2015).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI BIOPHARMA CORP.

Date: January 5, 2017	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on March 23, 2015).
4.1
Shareholder Rights Agreement, dated as of December 28, 2009, between Cell Therapeutics, Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on December 28, 2009).

4.2
First Amendment to Shareholder Rights Agreement, dated as of August 31, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on September 4, 2012).

4.3
Second Amendment to Shareholder Rights Agreement, dated as of December 6, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 7, 2012).

4.4
Third Amendment to Shareholder Rights Agreement, dated as of December 1, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on December 1, 2015).